ABCELLERA BIOLOGICS INC. SEVENTH AMENDED AND RESTATED STOCK OPTION PLAN Approved by the Board of Directors on April 30, 2024. Exhibit 10.1

i TABLE OF CONTENTS ARTICLE 1 DEFINITIONS AND INTERPRETATION ...............................................................1 1.1 Definitions................................................................................................................1 1.2 Choice of Law ..........................................................................................................4 1.3 Headings ..................................................................................................................4 ARTICLE 2 PURPOSE AND PARTICIPATION ..........................................................................5 2.1 Purpose .....................................................................................................................5 2.2 Participation .............................................................................................................5 2.3 Notification of Award ..............................................................................................5 2.4 Copy of Plan ............................................................................................................5 2.5 Limitation .................................................................................................................5 ARTICLE 3 TERMS AND CONDITIONS OF OPTIONS ............................................................6 3.1 Board to Issue Common Shares ...............................................................................6 3.2 Number of Common Shares.....................................................................................6 3.3 Term of Option ........................................................................................................6 3.4 Termination ..............................................................................................................6 3.5 Exercise Price...........................................................................................................9 3.6 Additional Terms ...................................................................................................10 3.7 Going Public Agreements ......................................................................................10 3.8 Assignment of Options ..........................................................................................10 3.9 Adjustments ...........................................................................................................10 3.10 Option Grant and Vesting Terms ...........................................................................11 3.11 U.S. Participants.....................................................................................................11 3.12 Australian Participants. ..........................................................................................12 ARTICLE 4 EXERCISE OF OPTION ..........................................................................................12 4.1 Exercise of Option .................................................................................................12 4.2 Amended and Restated Voting Agreement and Amended and Restated ROFR and Co-Sale Agreement ....................................................................................................................12 4.3 Execution of Amended and Restated Voting Agreement and Amended and Restated ROFR and Co-Sale Agreement ...................................................................................13 4.4 Issue of Shares .......................................................................................................13 4.5 Condition of Issue ..................................................................................................13 ARTICLE 5 ADMINISTRATION ................................................................................................13 5.1 Administration .......................................................................................................13 5.2 Interpretation ..........................................................................................................14

ii ARTICLE 6 AMENDMENT, TERMINATION AND NOTICE ..................................................14 6.1 Prospective Amendment ........................................................................................14 6.2 Retrospective Amendment .....................................................................................14 6.3 Approvals ...............................................................................................................14 6.4 Termination ............................................................................................................14 6.5 Agreement ..............................................................................................................14 6.6 Notice .....................................................................................................................15 SCHEDULE A ............................................................................................................................ A-1 SCHEDULE B .............................................................................................................................B-1 SCHEDULE C .............................................................................................................................C-1

SEVENTH AMENDED AND RESTATED STOCK OPTION PLAN ARTICLE 1 DEFINITIONS AND INTERPRETATION 1.1 Definitions As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms will have the meanings set forth below: (a) “Administrator” means, initially, the President of the Company and thereafter will mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time. (b) “Amended and Restated ROFR and Co-Sale Agreement” means the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of March 23, 2020, between the Company and certain shareholders from time to time party thereto. (c) “Amended and Restated Voting Agreement” means the Amended and Restated Voting Agreement, dated as of March 23, 2020, between the Company and certain shareholders from time to time party thereto. (d) “Award Date” means the date on which the Board awards a particular Option or such other effective award date determined by the Board. (e) “Board” means the board of directors of the Company, or any committee thereof to which the board of directors of the Company has delegated the power to administer and grant Options under the Plan. (f) “Cause” means: (i) Cause as such term is defined in the written employment agreement between the Company and the Option Holder; or (ii) in the event there is no written employment agreement between the Company and the Option Holder or Cause is not defined therein, the usual meaning of just cause under the common law or the laws of the jurisdiction in which the Option Holder is employed. (g) “Code” has the meaning given to that term under section 3.11 (h) “Common Share” or “Common Shares” means, as the case may be, one or more common shares without par value in the capital of the Company. (i) “Consultant” means any individual, such as a service provider pursuant to a consulting or services agreement, as may, from time to time, be permitted or not precluded by the rules and policies of the applicable Regulatory Authorities to be granted Options. (j) “Company” means AbCellera Biologics Inc.

2 (k) “Compensation Committee” means the compensation committee of the Company, if and as constituted from time to time. (l) “Convertible Shares” has the meaning given to that term under section 3.4(f). (m) “Director” means any individual holding the office of director of the Company. (n) “Employee” means any individual regularly employed on a full-time basis by the Company or any of its subsidiaries as may, from time to time, be permitted or not precluded by the rules and policies of the applicable Regulatory Authorities to be granted Options. (o) “Equity Securities” means: (i) Shares or any other security of the Company that carries the residual right to participate in the earnings of the Company and, on liquidation, dissolution or winding-up, in the assets of the Company, whether or not the security carries voting rights; (ii) any warrants, options or rights entitling the holders thereof to purchase or acquire any such securities; or (iii) any securities issued by the Company which are convertible or exchangeable into such securities. (p) “Exercise Notice” means the notice respecting the exercise of an Option, in the form set out as Schedule B hereto, duly executed by the Option Holder. (q) “Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date. (r) “Exercise Price” means the price at which an Option may be exercised as determined in accordance with section 3.5. (s) “Expiry Date” means the date determined in accordance with section 3.4 and after which a particular Option cannot be exercised. (t) “Fixed Expiry Date” has the meaning given to that term under section 3.4. (u) “IPO” means the offering and sale to the public of securities of the Company in connection with which the securities of the Company are listed or quoted on an organized trading facility. (v) “ISO” has the meaning given to that term under section 3.11. (w) “Market Value” means the market value of the Common Shares as determined in accordance with section 3.5. (x) “Option” means an option to acquire Common Shares, awarded to a Director, Employee or Consultant under the Plan.

3 (y) “Option Assignor” has the meaning given to that term under section 3.4(a). (z) “Option Certificate” means the certificate, in the form set out as Schedule A hereto, evidencing an Option. (aa) “Option Direction” has the meaning given to that term under section 2.3. (bb) “Option Holder” means a (i) Director, Employee or Consultant, or (ii) former Director, Employee or Consultant, or (ii) Permitted Assignee of any of the Persons referenced in clauses (i) or (ii) of this definition, in each case who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person. (cc) “Permitted Assignee” means the Person identified to the Company in an Option Direction who in all circumstances may be granted Options by the Company pursuant to a prospectus exemption under applicable securities laws and regulations, as determined by the Company to its sole satisfaction. (dd) “Person” means any individual, partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, trust, trustee, executor, administrator, or other legal personal representatives, regulatory body or agency, government or governmental agency, authority or entity howsoever designated or constituted. (ee) “Personal Representative” means: (i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and (ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder. (ff) “Plan” means this stock option plan. (gg) “Purchaser” has the meaning given to that term under section 3.4(f). (hh) “Regulatory Authorities” means all stock exchanges, inter-dealer quotation networks and other organized trading facilities on which the Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company. (ii) “Selling Shareholders” has the meaning given to that term under section 3.4(f). (jj) “Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant) (kk) “Share” or “Shares” means, as the case may be, one or more Common Shares or shares of any other class in the share capital of the Company from time to time.

4 (ll) “Substantial Sale” has the meaning given to that term under section 3.4(f). (mm) “Termination Date”means, subject to any minimum applicable requirements contained in applicable employment standards legislation, the earlier of: (i) if the Option Holder’s Service Relationship is terminated by the Company or Affiliate for any reason (whether lawful or unlawful), the earlier of (a) the date designated, if any, by the Company or Affiliate as the date on which the Option Holder’s Service Relationship ceases, or (b) the Option Holder’s last day of actual and active employment with or service to the Company or Affiliate, whether such day is selected by agreement with the Option Holder or unilaterally by the Company or Affiliate or otherwise; and, for the avoidance of doubt, in case of either (a) or (b), without regard to any period of notice of termination, pay in lieu of notice of termination, severance pay or other damages paid or payable to the grantee, under contract or common law, in or in respect of a period which follows the Option Holder’s last day of actual and active employment with or service to the Company or Affiliate; (ii) if the Option Holder dies, the date of death; or (iii) if the Option Holder’s Service Relationship is terminated by the Option Holder, the Option Holder’s last day of actual and active employment with or service to the Company or Affiliate, whether such day is selected by agreement with the Option Holder or unilaterally by the Company or Affiliate or otherwise; or (nn) (iv) if the Option Holder ceases to be eligible to participate in the Plan for any reason not contemplated above, the date determined by the Company as the date the Service Relationship ends. (oo) “Transfer” includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of a security interest or other arrangement by which possession, legal title or beneficial ownership passes from one Person to another, or to the same Person in a different capacity, whether or not voluntarily and whether or not for value, and any agreement to effect any of the foregoing, including any sale or exchange pursuant to a plan of arrangement, merger, consolidation, acquisition or similar transaction; and the words “Transferred”, “Transferring” and similar words have corresponding meanings. (pp) “US Participant” has the meaning given to that term under section 3.11. 1.2 Choice of Law The Plan is established under, and the provisions of the Plan will be subject to and interpreted and construed in accordance with, the laws of the Province of British Columbia. 1.3 Headings The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

5 ARTICLE 2 PURPOSE AND PARTICIPATION 2.1 Purpose The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants, to reward such of those Directors, Employees and Consultants as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such Directors, Employees and Consultants to acquire Common Shares as long term investments. 2.2 Participation Prior to the date immediately preceding the closing of the initial public offering of the Common Shares, the Compensation Committee will, from time to time, recommend to the Board those Directors, Employees and Consultants, if any, to whom Options should be awarded and the Board will, from time to time and in its sole discretion, taking into account any recommendations of the Compensation Committee, determine those Directors, Employees and Consultants, if any, to whom Options are to be awarded. Following the closing of the initial public offering of the Common Shares, the Compensation Committee and Board shall make no further grants of Options under this Plan. 2.3 Notification of Award Following the approval by the Board of the awarding of an Option, the Administrator will notify the Director, Employee and Consultant in writing of the award and will, subject to the following sentence of this section 2.3, enclose with such notice the Option Certificate representing the Option so awarded. Upon notification of the proposed Option award by the Company but prior to the granting of such Option, the Director, Employee or Consultant to whom the Options are to be granted may, pursuant to an irrevocable direction delivered to the Company by such Director, Employee or Consultant, in the form set out as Schedule C hereto (the “Option Direction”), direct the Company to grant such Options to such Director’s, Employee’s or Consultant’s Permitted Assignee and to register the corresponding Option Certificate in the name of such Director’s, Employee’s or Consultant’s Permitted Assignee. 2.4 Copy of Plan Each Option Holder, concurrently with the notice of the award of the Option, will be provided with a copy of the Plan. A copy of any amendment to the Plan will be promptly provided by the Administrator to each Option Holder. 2.5 Limitation The Plan does not give any Option Holder that is a Director, nor any Option Assignor (as defined below) who is a Director, the right to serve or continue to serve as a Director of the Company nor does it give any Option Holder that is an Employee, nor any Option Assignor who is an Employee, the right to be or to continue to be employed with the Company, nor does it give any Option Holder that is a Consultant, nor any Option Assignor who is a Consultant, the right to have a consulting relationship with the Company or provide services to the Company.

6 ARTICLE 3 TERMS AND CONDITIONS OF OPTIONS 3.1 Board to Issue Common Shares The Common Shares to be issued to Option Holders upon the exercise of Options will be authorized and unissued Common Shares the issuance of which will have been authorized by the Board. 3.2 Number of Common Shares Subject to adjustment as provided for in section 3.9 of the Plan, the number of Common Shares that will be available for Option Holders to acquire pursuant to Options granted under the Plan will be the number of Common Shares allocated to previously granted Options on the date immediately preceding the closing of the initial public offering of the Common Shares. For greater certainty, if any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Common Shares in respect of which the Option was not exercised will not again be available for the purposes of the Plan. 3.3 Term of Option An Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period will terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date. 3.4 Termination The Expiry Date of an Option will be the earlier of: (i) the date that is the tenth anniversary of the Award Date of such Option, or (ii) such other date so fixed by the Board at the time the particular Option is awarded provided that such date will be no later than the tenth anniversary of the Award Date of such Option (the “Fixed Expiry Date”), or the date established, if applicable, in subsections (a) to (f) below: (a) Death In the event that the Option Holder should die while he or she is a Director (if he or she holds his or her Option as a Director) or Employee (if he or she holds his or her Option as an Employee) or Consultant (if he or she holds his or her Option as a Consultant), the Expiry Date for any vested portion or portions of the Option will be the date that is twelve months after the date of the Option Holder’s death. The Expiry Date for any unvested portion of the Option will be the date of the Option Holder’s death. In the event that the Option Holder is a Permitted Assignee and the Director, Employee or Consultant, as the case may be, who delivered the Option Direction in respect of such Permitted Assignee (the “Option Assignor”) should die while he or she is a Director, Employee or Consultant, as the case may be, (i) the Expiry Date for any vested portion or portions of such Permitted Assignee’s Option will be the date that is twelve months after the date of the death of the Option Assignor and (ii) the Expiry Date for any unvested portion of the Option will be the date of the death of Option Assignor. (b) Disability In the event that the Option Holder becomes permanently disabled while he or she is a Director (if he or she holds his or her Option as a Director) or Employee (if he or she

7 holds his or her Option as an Employee) or Consultant (if he or she holds his or her Option as a Consultant) and ceases to be a Director, Employee or Consultant as a result of the permanent disability, the Expiry Date for any vested portion or portions of the Option will be the date that is six months after the date that the Option Holder ceases to be a Director, Employee or Consultant, as the case may be. The Expiry Date for any unvested portion of the Option will be the date that the Option Holder ceases to be a Director, Employee or Consultant, as the case may be. In the event that the Option Holder is a Permitted Assignee and the Option Assignor becomes permanently disabled while he or she is a Director, Employee or Consultant, as the case may be, and ceases to be a Director, Employee or Consultant as a result of the permanent disability, (i) the Expiry Date for any vested portion or portions of the Option will be the date that is six months after the date that the Option Assignor ceases to be a Director, Employee or Consultant, as the case may be, and (ii) the Expiry Date for any unvested portion of the Option will be the date of the date the Option Assignor ceases to be a Director, Employee or Consultant, as the case may be. (c) Ceasing to Hold Office In the event that the Option Holder holds his or her Option as a Director of the Company and such Option Holder ceases to be a Director of the Company, or in the event that the Option Holder is a Permitted Assignee and the Option Assignor ceases to be a Director, in either case other than by reason of death or permanent disability, the Expiry Date for any vested portion or portions of the Option will be, unless otherwise provided for in the Option Certificate, the 90th day following the date that the Option Holder or the Option Assignor, as applicable, ceases to be a Director of the Company unless the Option Holder or the Option Assignor, as applicable, ceases to be a Director of the Company as a result of: (i) ceasing to meet the qualifications required under applicable laws; (ii) being removed from office in accordance with applicable laws; or (iii) an order made by any Regulatory Authority having jurisdiction to so order, in which case the Expiry Date will be the date that the Option Holder or the Option Assignor, as applicable, ceases to be a Director of the Company. The Expiry Date for any unvested portion of the Option will be the date that the Option Holder or the Option Assignor, as applicable, ceases to be a Director of the Company. (d) Ceasing to be an Employee or Consultant In the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company and such Option Holder ceases to be an Employee or Consultant of the Company, or in the event that the Option Holder is a Permitted Assignee and the Option Assignor ceases to be an Employee or Consultant of the Company, in either case other than by reason of death or permanent disability, the Expiry Date of any vested portion or portions of the Option will be the 90th day following the Termination Date unless the Option Holder or the Option Assignor, as applicable, ceases to be an Employee or Consultant of the Company as a result of:

8 (i) termination of employment for Cause (if he or she holds his or her Option as an Employee or delivered the Option Direction in respect of such Option while an Employee of the Company, as the case may be); or (ii) termination for failure to fulfil services pursuant to a consulting or services agreement (if he or she holds his or her Option as a Consultant or delivered the Option Direction in respect of such Option while a Consultant of the Company, as the case may be); or (iii) an order made by any Regulatory Authority having jurisdiction to so order, in which case the Expiry Date will be the Termination Date. The Expiry Date for any unvested portion of the Option will be the Termination Date. (e) Initial Public Offering Prior to completion of an IPO, the Board or the Regulatory Authorities or the underwriter may require that there be no outstanding Options and the Company may deliver a notice to the Option Holder to this effect, in which case the unvested portion of the Option held by the Option Holder, if any, will immediately vest and the Expiry Date of the Option will be the 30th day following the date of the notice. In the event that the Company does not complete the IPO, the Company will, to the extent reasonably practicable, grant to the Option Holder an Option equivalent (including the original vesting terms, if any) to the Option cancelled or exercised, provided that in the case of an Option that was exercised, the Option Holder surrenders for cancellation the Common Shares acquired upon the exercise of the Option. (f) Substantial Sale If security holders of the Company (the “Selling Shareholders”) have agreed to Transfer to a Person, or Persons acting jointly or in concert, (a “Purchaser”), Equity Securities representing more than 66 2/3% of the Common Shares (a “Substantial Sale”) and the Purchaser also offers to buy the Options of an Option Holder, then the Option Holder must sell his or her Options to the Purchaser at a price equal to: The number of Shares then Exercisable under the Option X The price per Share being paid by the Purchaser to the Selling Shareholder minus the exercise price per Share under the Option and on otherwise similar terms and conditions as are applicable under the Substantial Sale. If the Selling Shareholders have agreed to sell Equity Securities which are convertible into Shares only (“Convertible Shares”), the price per Share applicable in the above formula will be calculated on an as converted basis (and if there is more than one conversion rate applicable to different classes or series of Convertible Shares outstanding, the conversion will be computed on a pro rata basis based upon the ratio of the number of Shares which holders of each class or series of Convertible Shares may acquire to the total number of Shares which all holders of all classes and series of Convertible Shares may acquire).

9 If the Purchaser offers to buy the Options of an Option Holder and the Option Holder does not sell the Option Holder’s Options to the Purchaser as contemplated above, then that Option Holder’s Options will expire, terminate and be cancelled on completion of the Substantial Sale. Notwithstanding section 3.4(f) above, the Board may, in a manner no less favourable from a financial point of view to an Option Holder than the treatment provided in section 3.4(f) above, determine the manner in which all unexercised Options granted under this Plan will be treated in the event of a Substantial Sale. Notwithstanding anything else contained in the Plan, the Board may in its discretion and without approval of the Company’s shareholders (a) extend the Expiry Date of any Option, provided that in no case will an Option be exercisable later than the tenth anniversary of the Award Date of the Option; or (b) accelerate the vesting terms applicable to an Option. 3.5 Exercise Price The price at which an Option Holder may purchase a Common Share upon the exercise of an Option will be as set forth in the Option Certificate issued in respect of such Option and in any event will not be less than the Market Value of the Common Shares as of the Award Date. The Market Value of the Common Shares for a particular Award Date will be determined as follows: (a) for each organized trading facility on which the Common Shares are listed, Market Value will be determined by a resolution of the Board and must be either: (i) the closing trading price of the Common Shares on the last trading day immediately preceding the Award Date; or (ii) a value that is within the parameters set by the guidelines or policies of such organized trading facility; (b) if the Common Shares trade on an organized trading facility outside of Canada, then the Market Value determined for that organized trading facility will be converted into Canadian dollars at a conversion rate determined by the Administrator having regard for the published conversion rates as of the Award Date; (c) if the Common Shares are listed on more than one organized trading facility, then Market Value will be the greatest of the Market Values determined for each organized trading facility on which those Common Shares are listed as determined for each organized trading facility in accordance with subsections (a) and (b) above; (d) if the Common Shares are listed on one or more organized trading facility but have not traded during the ten trading day period immediately preceding the Award Date, then the Market Value will be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by resolution of the Board; and (e) if the Common Shares are not listed on any organized trading facility, then the Market Value will be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by the Board.

10 Notwithstanding anything else contained herein, in no case will the Market Value be less than the minimum prescribed by each of the organized trading facilities as would apply to the Award Date in question. 3.6 Additional Terms Subject to all applicable securities laws and regulations and the rules and policies of all applicable Regulatory Authorities, the Board may attach other terms and conditions to the grant of a particular Option, such terms and conditions to be referred to in a schedule attached to the Option Certificate. These terms and conditions may include, but are not necessarily limited to, the following: (a) providing that an Option expires on a date other than as provided for herein, provided that in no case will an Option be exercisable later than the tenth anniversary of the Award Date of the Option; (b) providing that a portion or portions of an Option vest after certain periods of time or upon the occurrence of certain events, or expire after certain periods of time or upon the occurrence of certain events other than as provided for herein; and (c) providing that an Option be exercisable immediately, in full, notwithstanding that it has vesting provisions, upon the occurrence of certain events, such as a friendly or hostile takeover bid for the Company. 3.7 Going Public Agreements If the Company proceeds to list its Shares on a public stock exchange or commences a public offering, each Option Holder will promptly enter into all such escrow, pooling or other agreements as are required by the securities regulatory authorities, the exchange, the agents or the underwriters in connection with such listing or public offering. 3.8 Assignment of Options Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by section 4.1, exercise the Option within the Exercise Period. Notwithstanding the foregoing, nothing in this section 3.8 shall (i) restrict a Director, Employee or Consultant from delivering an Option Direction to the Company or (ii) prohibit the Company from granting the Option referenced in such Option Direction to such Director’s, Employee’s or Consultant’s Permitted Assignee and from registering the corresponding Option Certificate in the name of such Director’s, Employee’s or Consultant’s Permitted Assignee, in each case as contemplated in section 2.3. 3.9 Adjustments If prior to the complete exercise of an Option the Common Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively, the “Event”), an Option, to the extent that it has not been exercised, will be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Common Shares will be issued upon the exercise of an Option and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional Common Share, such Option Holder will have the right to purchase only the next lowest whole number of Common Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

11 3.10 Option Grant and Vesting Terms Unless otherwise determined by the Board in accordance with the terms and conditions of this Plan, Options will be granted by the Board and an Option granted to an Option Holder will vest over a three year period of which one-quarter of such Option will vest immediately and of the remaining unvested options will vest in equal portions over three years such that one-third will vest on the first, second and third anniversary of the Award Date. For clarity, the Board may deviate from the terms of this section 3.10 with respect to the grant of Options provided that such grant is made in accordance with the other terms of this Plan. If the Option Holder goes on leave of absence, such Option Holder’s Options will not vest during the leave of absence, except as set forth below in this clause 3.10. Upon expiration of any such leave of absence, the vesting schedule for such Option shall recommence and any applicable vesting dates for such Option shall be recalculated based on the length of such leave of absence. If the Option Holder is on leave of absence due to parental leave, sick leave, military leave, vacation leave or other paid time off, such Option Holder’s Options shall continue to vest on the original vesting schedule during the leave of absence. The same shall apply for any other leave of absence during which vesting on the original schedule must continue under applicable law. Upon expiration of any such leave of absence, the vesting schedule for such Option shall recommence and any applicable vesting dates for such Option shall be recalculated based on the length of such leave of absence. 3.11 U.S. Participants Any Option granted under the Plan to an Option Holder who is a citizen or resident of the United States (including its territories, possessions and all areas subject to the jurisdiction) (a “U.S. Participant”) may be an incentive stock option (an “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, of the United States (the “Code”), but only if so designated by the Company in the agreement evidencing such Option. No provision of this Plan, as it may be applied to a U.S. Participant with respect to Options which are designated as ISOs, shall be construed so as to be inconsistent with any provision of Section 422 of the Code or the Treasury Regulations thereunder. Grants of Options to U.S. Participants which are not designated as or otherwise do not qualify as ISOs will be treated as nonstatutory stock options for U.S. federal tax purposes. Notwithstanding anything in this Plan contained to the contrary, the following provisions shall apply to ISOs granted to each U.S. Participant: (a) ISOs shall only be granted to individual U.S. Participants who are, at the time of grant, employees of the Company within the meaning of the Code. Any Director who is a U.S. Participant shall be ineligible to vote upon the granting of such Option; (b) the aggregate fair market value (determined as of the time an ISO is granted) of the Common Shares subject to ISOs exercisable for the first time by a U.S. Participant during any calendar year under this Plan and all other stock option plans, within the meaning of Section 422 of the Code, of the Company shall not exceed One Hundred Thousand Dollars in U.S. funds (U.S.$100,000); (c) the Exercise Price for Common Shares under each ISO granted to a U.S. Participant pursuant to this Plan shall be not less than fair market value of such Common Shares at the time the Option is granted, as determined in good faith by the Board at such time

12 (unless such ISO is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code); (d) if any U.S. Participant to whom an ISO is to be granted under the Plan at the time of the grant of such ISO is the owner of shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, then the following special provisions shall be applicable to the ISO granted to such individual: (i) the Exercise Price (per Common Share) subject to such ISO shall not be less than one hundred ten percent (110%) of the fair market value of one Common Share at the time of grant; and (ii) for the purposes of this section 3.11 only, the Exercise Period shall not exceed five (5) years from the date of grant; (e) no ISO may be granted hereunder to a U.S. Participant following the expiration of ten (10) years after the date on which this Plan is adopted by the Company or the date on which the Plan is approved by the shareholders of the Company, whichever is earlier; and (f) no ISO granted to a U.S. Participant under the Plan shall become exercisable unless and until the Plan shall have been approved by the shareholders of the Company 3.12 Australian Participants. For purposes of any Option granted under the Plan to a grantee who is a resident of Australia or subject to taxation in Australia under the Income Tax Assessment Act 1997 (Cth) (an “Australian Participant”), it is stated that Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Income Tax Assessment Act”) applies to any grants of Options under the Plan (subject to the requirements of that Income Tax Assessment Act), such that Options granted to Australian participants are intended to qualify for deferred taxation under that Subdivision. ARTICLE 4 EXERCISE OF OPTION 4.1 Exercise of Option An Option may be exercised only by the Option Holder or the Personal Representative of the Option Holder. An Option Holder or the Personal Representative of the Option Holder may exercise the vested portion or portions of an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to “AbCellera Biologics Inc.” in an amount equal to the aggregate Exercise Price of the Common Shares to be purchased pursuant to the exercise of the Option. 4.2 Amended and Restated Voting Agreement and Amended and Restated ROFR and Co-Sale Agreement It is a condition of the Plan that an Option Holder who wishes to exercise an Option in whole or in part prior to the completion of an IPO must, if required by the Board, be a party to the Amended and Restated Voting Agreement, the Amended and Restated ROFR and Co-Sale Agreement, or any other agreement, instrument or document to which any of the Company’s shareholders are party and which relate to rights

13 and obligations with respect to the holding or sale of Common Shares, by executing a joinder agreement substantially in the form provided by the Company. The Amended and Restated Voting Agreement and Amended and Restated ROFR and Co-Sale Agreement establish certain rights and obligations with respect to the holding and sale of all Common Shares purchased from time to time by the Option Holder upon the exercise of Options. 4.3 Execution of Amended and Restated Voting Agreement and Amended and Restated ROFR and Co-Sale Agreement Prior to the completion of an IPO, as soon as practicable following the receipt of the Exercise Notice, the Administrator will establish whether the Option Holder is a party to the Amended and Restated Voting Agreement, the Amended and Restated ROFR and Co-Sale Agreement or any other agreement, instrument or document to which any of the Company’s shareholders are party and which relate to rights and obligations with respect to the holding or sale of Common Shares. If the Option Holder is not a party to the Amended and Restated Voting Agreement, the Amended and Restated ROFR and Co-Sale Agreement, or any other agreement, instrument or document to which any of the Company’s shareholders are party and which relate to rights and obligations with respect to the holding or sale of Common Shares, and if so required by the Board, the Administrator will cause to be delivered to the Option Holder a joinder agreement substantially in the form provided by the Company for execution by the Option Holder and return to the Administrator. 4.4 Issue of Shares As soon as practicable following the receipt of the Exercise Notice, the Administrator will, in his sole discretion, cause to be delivered to the Option Holder a certificate for the Common Shares purchased by the Option Holder or a copy of such certificate and the original of such certificate will be placed in the minute book of the Company or cause to be delivered to the Option Holder other evidence of ownership of such Common Shares. If the number of Common Shares in respect of which the Option was exercised is less than the number of Common Shares subject to the Option Certificate surrendered, the Administrator will forward a new Option Certificate to the Option Holder concurrently with delivery of the share certificate or other evidence of ownership of Common Shares for the balance of the Common Shares available under the Option. 4.5 Condition of Issue The Options and the issue of Common Shares by the Company pursuant to the exercise of Options are subject to the terms and conditions of the Plan and compliance with the rules and policies of all applicable Regulatory Authorities with respect to the granting of such Options and the issuance and distribution of such Common Shares, and to all applicable securities laws and regulations. The Option Holder agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Company any information, reports or undertakings required to comply with, and to fully cooperate with, the Company in complying with such laws, regulations, rules and policies. ARTICLE 5 ADMINISTRATION 5.1 Administration The Plan will be administered by the Administrator on the instructions of the Board. The Compensation Committee may, from time to time, recommend to the Board how the Plan should be administered. The Board may make, amend and repeal at any time and from time to time such policies not inconsistent with

14 the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such policies will form part of the Plan. The Board may delegate to the Administrator or any director, officer or employee of the Company such administrative duties and powers as it may see fit. 5.2 Interpretation The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto will be final and conclusive and will not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder will be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person will be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company. ARTICLE 6 AMENDMENT, TERMINATION AND NOTICE 6.1 Prospective Amendment The Board may, from time to time and in accordance with any third party obligations of the Company, amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Common Shares, or for any other purpose which may be permitted by all relevant laws, regulations, rules and policies provided always that any such amendment (with the exception of an amendment pursuant to section 3.4(f)) will not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment. 6.2 Retrospective Amendment The Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options which have been previously granted. 6.3 Approvals The Plan and any amendments hereto are subject to all necessary approvals of the applicable Regulatory Authorities. 6.4 Termination The Board may terminate the Plan at any time provided that such termination will not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination which will continue to be governed by the provisions of the Plan. 6.5 Agreement The Company and every Option awarded hereunder will be bound by and subject to the terms and conditions of the Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Company to be bound by the terms and conditions of the Plan.

15 6.6 Notice All notices, requests, demands and other communications required or permitted to be given under this Plan and the Options granted under this Plan shall be in writing and shall be either served personally on the party to whom notice is to be given, in which case notice shall be deemed to have been duly given on the date of such service; emailed, in which case notice shall be deemed to have been given on the date the email was sent; faxed, in which case notice shall be deemed to have been duly given on the date the fax is sent; or mailed to the party to whom notice is to be given, by first class mail, registered or certified, return receipt requested, postage prepaid, and addressed to the party at his or its most recent known address, in which case such notice shall be deemed to have been duly given on the tenth postal delivery day following the date of such mailing. DATE APPROVED BY THE BOARD OF DIRECTORS: April 30, 2024

51221104.3 A-1 SCHEDULE A ABCELLERA BIOLOGICS INC. SEVENTH AMENDED AND RESTATED STOCK OPTION PLAN OPTION CERTIFICATE This Certificate is issued pursuant to the provisions of the AbCellera Biologics Inc. (the “Company”) seventh amended and restated stock option plan (the “Plan”) and evidences that ⚫ is the holder (the “Option Holder”) of an option (the “Option”) to purchase up to ⚫ Common Shares Without Par Value (the “Common Shares”) in the capital stock of the Company. The Exercise Price of the Option is Cdn. $ ⚫ per Common Share. Subject to the provisions of the Plan: (a) the Award Date of the Option is ⚫, ⚫; and (b) the Fixed Expiry Date of the Option is ⚫, ⚫. The vested portion or portions of the Option may be exercised at any time and from time to time from and including the Award Date through to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “AbCellera Biologics Inc.” in an amount equal to the aggregate of the Exercise Price of the Common Shares in respect of which the Option is being exercised. Upon receiving the Exercise Notice, the Administrator may deliver a joinder agreement substantially in the form provided by the Company to the Option Holder. The Option and the issue of Common Shares by the Company pursuant to the exercise of the Option are subject to the Option Holder signing and returning to the Administrator a copy of the joinder agreement, if so required by the Administrator. This Certificate and the Option evidenced hereby are not assignable, transferable or negotiable and are subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Option Holder hereby expressly agrees with the Company to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company will prevail. The Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto. All terms not otherwise defined in this Certificate will have the meanings given to them under the Plan. Dated this ⚫ day of ⚫, ⚫. ABCELLERA BIOLOGICS INC. Per: Administrator, Stock Option Plan AbCellera Biologics Inc.

A-2 OPTION CERTIFICATE - SCHEDULE The additional terms and conditions attached to the Option represented by this Certificate are as follows: 1. ⚫; and 2. ⚫. ABCELLERA BIOLOGICS INC. Per: Administrator, Stock Option Plan AbCellera Biologics Inc.

B-1 SCHEDULE B ABCELLERA BIOLOGICS INC. SEVENTH AMENDED AND RESTATED STOCK OPTION PLAN NOTICE OF EXERCISE OF OPTION TO: The Administrator, Stock Option Plan AbCellera Biologics Inc. 2215 Yukon Street Vancouver, British Columbia, V5Y 0A1 The undersigned hereby irrevocably gives notice, pursuant to the AbCellera Biologics Inc. seventh amended and restated stock option plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item): (a) all of the Common Shares; or (b) ___________________ of the Common Shares, which are the subject of the Option Certificate attached hereto. The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to “AbCellera Biologics Inc.” in an amount equal to the aggregate Exercise Price of the aforesaid Common Shares and directs the Company to issue the certificate evidencing said Common Shares in the name of the undersigned to be mailed to the undersigned at the following address: ___________________________________ ___________________________________ ___________________________________ The undersigned acknowledges that upon receiving the Exercise Notice, the Administrator may deliver a joinder agreement substantially in the form provided by the Company to the undersigned. The Option and the issue of Common Shares by the Company pursuant to the exercise of the Option are subject to the undersigned signing and returning to the Administrator a copy of the joinder agreement, if so required by the Administrator. By executing this Notice of Exercise of Option the undersigned hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan, including without limitation section 4.2. All terms not otherwise defined in this Notice of Exercise of Option will have the meanings given to them under the Option Certificate. DATED the ________ day of ____________________, __________. Signature of Option Holder

C-1 SCHEDULE C FORM OF OPTION DIRECTION IRREVOCABLE OPTION DIRECTION (this “Direction”) TO: AbCellera Biologics Inc. (the “Company”) Reference is made herein to the Company’s seventh amended and restated stock option plan, as amended, restated, modified and supplemented from time to time (the “Plan”). All capitalized terms used but not defined herein shall have the meaning ascribed to such term as set out in the Plan. This Direction constitutes an Option Direction under the Plan. Pursuant to section 2.3 of the Plan, the Company is hereby irrevocably directed to grant the following Option as follows: Name of Permitted Assignee Address for Registration Number of Options Delivery Instructions [●] [●] [●] [●] The undersigned hereby confirms to the Company that the grantee of the Option set forth above is a Permitted Assignee. [Remainder of page intentionally left blank – signature on following page]

C-2 DATED the ________ day of ____________________, __________. [Signature of Option Assignor]